UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Repor t

Western Asset

Non-U.S. Opportunity

Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Non-U.S. Opportunity Bond Fund

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Effective August 1, 2012, the Fund will follow different investment strategies and its new investment objective is to maximize total return, consisting of current income and capital appreciation.

Fund name change

Prior to May 1, 2012, the Fund was known as Western Asset Non-U.S. Opportunity Bond Portfolio.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Non-U.S. Opportunity Bond Fund for the six-month reporting period ended June 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective August 1, 2012, the Fund will be renamed Western Asset Global Government Bond Fund and its investment objective, investment strategy, investment policy and performance benchmark will change. Simultaneously with these changes, Gordon Brown, Andrew Cormack, Andrew Belshaw and Chris Orndorff will be added as portfolio managers for the Fund. Messrs. Brown, Cormack, Belshaw and Orndorff join S. Kenneth Leech and Stephen A. Walsh, who have been portfolio managers for the Fund since its inception. These portfolio managers work together with a broader investment management team. For more information regarding these changes, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

July 27, 2012

Western Asset Non-U.S. Opportunity Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and in some cases, fell back into a recession. In April 2012, the International Monetary Fund (“IMF”) stated that “global growth is projected to drop from about 4% in 2011 to about 3.5% in 2012 because of weak activity during the second half of 2011 and the first half of 2012.” The IMF now anticipates 2012 growth will be -0.3% in the Eurozone and 2.0% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that growth will fall from approximately 5.8% in 2011 to 5.7% in 2012.

IV	Western Asset Non-U.S. Opportunity Bond Fund

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.89%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April, May and early June, given renewed fears over the European sovereign debt crisis. On June 1, 2012, ten-year Treasuries closed at an all-time low of 1.47%. Yields then moved higher as the month progressed due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on June 30, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 1.67%.

Q. How did the Fed respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What actions did international central banks take during the reporting period?

A. Looking back, given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011 and then to 1.00% in December, equaling its all-time low. In July, after the reporting period ended, the ECB cut rates to 0.75%, a record low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June, and again in July, after the reporting period ended.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first three months of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that

Western Asset Non-U.S. Opportunity Bond Fund	V

was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June as investor sentiment improved. For the six months ended June 30, 2012, the Barclays U.S. Aggregate Indexvi returned 2.37%.

Q. How did the emerging market debt asset class perform over the reporting period?

A. After a strong start, the asset class gave back a portion of its gains in May. During much of the first four months of the period, emerging market debt was supported by solid growth in developing countries and overall strong demand. However, a confluence of events, including the European sovereign debt crisis, moderating growth in the U.S. and fears that China’s economy would experience a hard landing, caused the asset class to fall sharply in May 2012. The asset class then moved higher in June as investor risk appetite returned. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 7.45% over the six months ended June 30, 2012.

Performance review

For the six months ended June 30, 2012, Class I shares of Western Asset Non-U.S. Opportunity Bond Fund returned 4.76%. The Fund’s unmanaged benchmark, Citigroup World Government Bond Ex-U.S. Index (Hedged)viii, returned 2.41%, for the same period. Lipper International Income Funds Category Average1 returned 2.28% over the same time frame.

Performance Snapshot as of June 30, 2012 (unaudited)
6 Months
Western Asset Non-U.S. Opportunity Bond Fund*:
Class I	4.76%
Citigroup World Government Bond Ex-U.S. Index (Hedged)*	2.41%
Lipper International Income Funds Category Average[1]	2.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2012 for Class I shares was 1.48%. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class I shares would have been 1.38%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 114 funds in the Fund’s Lipper category.

VI	Western Asset Non-U.S. Opportunity Bond Fund

Investment commentary (cont’d)

Performance of Class A, Class C and Class R shares are not shown because these share classes commenced operations on April 30, 2012.

* Effective August 1, 2012, the Fund will follow different investment strategies under the name “Western Asset Global Government Bond Fund” and its performance benchmark will change to Citigroup World Government Bond Index (Unhedged).

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2012, as supplemented on May 31, 2012, the gross total annual operating expense ratios for Class I shares was 0.76%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.65% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 27, 2012

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Non-U.S. Opportunity Bond Fund	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

The Citigroup World Government Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification.

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2012 and December 31, 2011 and does not include derivatives such as futures contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2012 and held for the six months ended June 30, 2012, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period‡
Class A3	1.25%	$1,000.00	$1,012.50	0.94%	$1.58	†	Class A	5.00%	$1,000.00	$1,020.19	0.94%	$4.72
Class C3	1.15	1,000.00	1,011.50	1.70	2.85	†	Class C	5.00	1,000.00	1,016.41	1.70	8.52
Class R3	1.25	1,000.00	1,012.50	1.19	2.00	†	Class R	5.00	1,000.00	1,018.95	1.19	5.97
Class I	4.76	1,000.00	1,047.60	0.68	3.46	‡	Class I	5.00	1,000.00	1,021.48	0.68	3.42

[1]	For the six months ended June 30, 2012, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	3
†	Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent period (61), then divided by 366.

‡	Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

4	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Spread duration (unaudited)

Economic exposure — June 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Citi WGBI	— Citigroup World Government Bond Ex-U.S. Index (Hedged)
IG Credit	— Investment Grade Credit
WA Non-U.S. Opp	— Western Asset Non-U.S. Opportunity Bond Fund

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	5

Effective duration (unaudited)

Interest rate exposure — June 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Citi WGBI	— Citigroup World Government Bond Ex-U.S. Index (Hedged)
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
WA Non-U.S. Opp	— Western Asset Non-U.S. Opportunity Bond Fund

6	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2012

Western Asset Non-U.S. Opportunity Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 76.6%
Belgium — 1.4%
Kingdom of Belgium, Senior Bonds	3.750%	9/28/20	1,070,000	EUR	$1,428,924
Brazil — 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	73,000	BRL	37,300
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	1,819,000	BRL	927,693
Total Brazil					964,993
Canada — 2.5%
Government of Canada	4.000%	6/1/16	2,300,000	CAD	2,499,163
Finland — 4.1%
Government of Finland, Senior Notes	3.500%	4/15/21	2,900,000	EUR	4,124,654
France — 0.8%
France Government Bond OAT, Bonds	4.000%	4/25/60	560,000	EUR	762,901
Germany — 27.5%
Bundesrepublik Deutschland	4.000%	7/4/16	7,640,000	EUR	11,033,014
Bundesrepublik Deutschland	4.250%	7/4/17	9,170,000	EUR	13,648,319
Bundesrepublik Deutschland, Bonds	3.750%	7/4/13	190,000	EUR	249,288
Bundesrepublik Deutschland, Bonds	3.250%	7/4/15	200,000	EUR	275,854
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	1,670,000	EUR	2,426,143
Total Germany					27,632,618
Italy — 7.0%
Italy Buoni Poliennali Del Tesoro	4.500%	2/1/20	1,800,000	EUR	2,148,856
Italy Buoni Poliennali Del Tesoro, Bonds	3.750%	4/15/16	2,670,000	EUR	3,279,932
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	1,545,000	EUR	1,641,647
Total Italy					7,070,435
Japan — 17.3%
Development Bank of Japan	2.300%	3/19/26	180,000,000	JPY	2,604,225
Government of Japan	0.020%	7/20/20	20,000,000	JPY	247,451	(a)
Government of Japan	2.100%	3/20/27	50,200,000	JPY	692,660
Government of Japan	2.100%	6/20/29	58,000,000	JPY	788,623
Government of Japan, Senior Bonds	1.000%	9/20/20	360,650,000	JPY	4,651,047
Government of Japan, Senior Bonds	1.900%	6/20/31	430,000,000	JPY	5,621,093
Government of Japan, Senior Bonds	2.300%	3/20/40	199,700,000	JPY	2,733,875
Total Japan					17,338,974
Mexico — 1.8%
Mexican Bonos, Bonds	8.000%	6/11/20	20,510,000	MXN	1,815,723

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	7

Western Asset Non-U.S. Opportunity Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Netherlands — 4.2%
Netherlands Government, Bonds	4.500%	7/15/17	2,620,000	EUR	$3,838,479
Netherlands Government, Bonds	4.000%	1/15/37	260,000	EUR	410,379
Total Netherlands					4,248,858
Poland — 2.7%
Republic of Poland, Bonds	5.750%	9/23/22	8,730,000	PLN	2,732,997
Spain — 3.2%
Kingdom of Spain	5.850%	1/31/22	2,620,000	EUR	3,186,273
United Kingdom — 3.1%
United Kingdom Gilt, Bonds	4.250%	12/7/40	1,620,000	GBP	3,124,011
Total Sovereign Bonds (Cost — $76,013,065)					76,930,524
Corporate Bonds & Notes — 5.6%
Financials — 5.0%
Capital Markets — 0.7%
Goldman Sachs Group Inc., Medium-Term Notes	6.375%	5/2/18	374,000	EUR	523,946
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	127,000	EUR	142,655
Total Capital Markets					666,601
Commercial Banks — 1.7%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	250,000	EUR	333,127
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	200,000	EUR	272,399
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	619,000	EUR	682,011
Westpac Banking Corp., Senior Notes	7.250%	2/11/20	400,000	AUD	454,281
Total Commercial Banks					1,741,818
Diversified Financial Services — 2.1%
Bank of America Corp., Senior Notes	4.750%	4/3/17	300,000	EUR	393,106	(b)
Bank of America Corp., Subordinated Notes	4.000%	3/28/18	100,000	EUR	105,036	(a)
Citigroup Inc., Senior Notes	7.375%	9/4/19	230,000	EUR	341,314
GE Capital European Funding	5.375%	1/23/20	150,000	EUR	219,223
JPMorgan Chase & Co., Senior Notes	3.875%	9/23/20	250,000	EUR	336,050	(b)
JPMorgan Chase Bank N.A., Subordinated Notes	4.375%	11/30/21	100,000	EUR	118,071	(a)
Kreditanstalt fuer Wiederaufbau	2.600%	6/20/37	42,000,000	JPY	601,040
Total Diversified Financial Services					2,113,840
Insurance — 0.5%
Allianz Finance II BV, Subordinated Notes	5.750%	7/8/41	400,000	EUR	455,920	(a)
Total Financials					4,978,179

See Notes to Financial Statements.

8	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Non-U.S. Opportunity Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.6%
Water Utilities — 0.6%
Anglian Water Services Ltd.	6.250%	6/27/16	230,000	EUR	$343,284
Thames Water Utilities Cayman Finance Ltd.	6.125%	2/4/13	200,000	EUR	260,597
Total Utilities					603,881
Total Corporate Bonds & Notes (Cost — $5,663,520)					5,582,060
Non-U.S. Treasury Inflation Protected Securities — 3.4%
Canada — 0.3%
Government of Canada, Bonds	4.000%	12/1/31	213,928	CAD	361,089
France — 1.3%
Republic of France	4.000%	4/25/55	930,000	EUR	1,269,220
Japan — 1.8%
Government of Japan, Bonds	1.300%	9/10/17	82,917,000	JPY	1,129,625
Government of Japan, Bonds	1.400%	6/10/18	49,600,000	JPY	681,934
Total Japan					1,811,559
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $2,976,770)					3,441,868
		Expiration Date	Contracts/ Notional Par
Purchased Options — 0.1%
Eurodollar Futures, Put @ $92.75		3/18/13	71		444
Eurodollar Futures, Put @ $92.75		6/17/13	38		238
U.S. Dollar/Euro, Call @ $122.00		7/9/12	5,090,000		1,535
U.S. Treasury 10-Year Notes, Call @ $144.00		7/27/12	185		2,891
U.S. Treasury 30-Year Notes, Call @ $150.00		7/27/12	20		17,187
U.S. Treasury 30-Year Notes, Call @ $150.00		8/24/12	29		44,859
U.S. Treasury 30-Year Notes, Call @ $188.00		8/24/12	80		1,250
Total Purchased Options (Cost — $143,126)					68,404
Total Investments before Short-Term Investments (Cost — $84,796,481)					86,022,856

		Maturity Date	Face Amount†
Short-Term Investments — 4.3%
Repurchase Agreements — 4.3%
Credit Suisse First Boston Inc. repurchase agreement dated 6/29/12; Proceeds at maturity — $4,367,036; (Fully collateralized by U.S. government obligations, 3.750% due 8/15/41; Market value — $4,477,014) (Cost — $4,367,000)	0.100%	7/2/12	4,367,000		4,367,000
Total Investments — 90.0% (Cost — $89,163,481#)					90,389,856
Other Assets in Excess of Liabilities — 10.0%					10,034,952
Total Net Assets — 100.0%					$100,424,808

†	Face amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	9

Western Asset Non-U.S. Opportunity Bond Fund

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
PLN	— Polish Zloty

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 10-Year Notes, Put	7/27/12	$132.00	19	$4,750
U.S. Treasury 30-Year Notes, Put	7/27/12	148.00	3	4,969
U.S. Treasury 30-Year Notes, Put	7/27/12	149.00	12	26,812
Total Written Options (Premiums received — $34,921)				$36,531

See Notes to Financial Statements.

10	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $89,163,481)	$90,389,856
Foreign currency, at value (Cost — $808,652)	832,451
Cash	130
Unrealized appreciation on forward foreign currency contracts	3,936,637
Receivable for securities sold	2,800,196
Interest receivable	1,869,935
Deposits with brokers for open futures contracts	1,267,762
Receivable from broker — variation margin on open futures contracts	543,372
Foreign currency collateral for open futures contracts, at value (Cost — $329,754)	308,612
Receivable for Fund shares sold	30,556
Prepaid expenses	62,707
Total Assets	102,042,214

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,122,716
Payable for Fund shares repurchased	328,901
Written options, at value (premiums received — $34,921)	36,531
Investment management fee payable	30,204
Accrued expenses	99,054
Total Liabilities	1,617,406
Total Net Assets	$100,424,808

Net Assets:
Par value (Note 7)	$10,696
Paid-in capital in excess of par value	99,463,460
Overdistributed net investment income	(2,894,083)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(663,757)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	4,508,492
Total Net Assets	$100,424,808

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	11

Shares Outstanding:
Class A	1,079
Class C	1,079
Class R	1,079
Class I	10,692,925

Net Asset Value:
Class A (and redemption price)	$9.38
Class C*	$9.37
Class R (and redemption price)	$9.38
Class I (and redemption price)	$9.39
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.80
*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Interest	$1,280,624
Less: Foreign taxes withheld	(117)
Total Investment Income	1,280,507

Expenses:
Investment management fee (Note 2)	223,056
Transfer agent fees (Note 5)	36,173
Registration fees	23,653
Custody fees	20,968
Audit and tax	18,983
Legal fees	14,180
Fund accounting fees	11,438
Shareholder reports (Note 5)	11,297
Directors’ fees	2,316
Insurance	1,969
Service and/or distribution fees (Notes 2 and 5)	30
Miscellaneous expenses	763
Total Expenses	364,826
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(27,521)
Net Expenses	337,305
Net Investment Income	943,202

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,897,211)
Futures contracts	(259,063)
Written options	491,445
Foreign currency transactions	3,037,303
Net Realized Gain	1,372,474
Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,833,766
Futures contracts	691,476
Written options	3,734
Foreign currencies	(373,960)
Change in Net Unrealized Appreciation/Depreciation	2,155,016
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	3,527,490
Increase in Net Assets From Operations	$4,470,692

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$943,202	$2,283,505
Net realized gain (loss)	1,372,474	(146,200)
Change in net unrealized appreciation (depreciation)	2,155,016	(1,174,724)
Increase in Net Assets From Operations	4,470,692	962,581

Distributions To Shareholders From (Notes 1 and 6):
Net investment income	(3,219,212)	(4,509,201)
Net realized gains	—	(10,010)
Decrease in Net Assets From Distributions to Shareholders	(3,219,212)	(4,519,211)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	25,213,876	63,101,776
Reinvestment of distributions	1,204,092	2,063,294
Cost of shares repurchased	(16,711,721)	(48,750,673)
Increase in Net Assets From Fund Share Transactions	9,706,247	16,414,397
Increase in Net Assets	10,957,727	12,857,767

Net Assets:
Beginning of period	89,467,081	76,909,314
End of period*	$100,424,808	$89,467,081
* Includes overdistributed net investment income of:	$(2,894,083)	$(618,073)

See Notes to Financial Statements.

14	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares	2012[1]

Net asset value, beginning of period	$9.56

Income from operations:
Net investment income[2]	0.02
Net realized and unrealized gain	0.10
Total income from operations	0.12

Less distributions from:
Net investment income	(0.30)
Total distributions	(0.30)

Net asset value, end of period	$9.38
Total return[3]	1.25%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	1.06%
Net expenses[4,5,6,7]	0.94
Net investment income[4]	1.53

Portfolio turnover rate	35%

[1]	For the period April 30, 2012 (commencement of operations) to June 30, 2012 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	15

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares	2012[1]

Net asset value, beginning of period	$9.56

Income from operations:
Net investment income[2]	0.01
Net realized and unrealized gain	0.10
Total income from operations	0.11

Less distributions from:
Net investment income	(0.30)
Total distributions	(0.30)

Net asset value, end of period	$9.37
Total return[3]	1.15%

Net assets, end of period (000s)	$ 10

Ratios to average net assets:
Gross expenses[4]	1.80%
Net expenses[4,5,6,7]	1.70
Net investment income[4]	0.77

Portfolio turnover rate	35%

[1]	For the period April 30, 2012 (commencement of operations) to June 30, 2012 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

See Notes to Financial Statements.

16	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares	2012 [1]

Net asset value, beginning of period	$9.56

Income from operations:
Net investment income[2]	0.02
Net realized and unrealized gain	0.10
Total income from operations	0.12

Less distributions from:
Net investment income	(0.30)
Total distributions	(0.30)

Net asset value, end of period	$9.38
Total return[3]	1.25%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	1.31%
Net expenses[4,5,6,7]	1.19
Net investment income[4]	1.28

Portfolio turnover rate	35%

[1]	For the period April 30, 2012 (commencement of operations) to June 30, 2012 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	17

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008[3]	2008[4]	2007[4]

Net asset value, beginning of period	$9.25	$9.60	$9.14	$8.77	$9.93	$9.75	$9.59

Income from operations:
Net investment income[5]	0.09	0.24	0.25	0.23	0.24	0.37	0.36
Net realized and unrealized gain (loss)	0.35	(0.14)	0.33	0.20	0.21	(0.16)	0.00 [6]
Total income from operations	0.44	0.10	0.58	0.43	0.45	0.21	0.36

Less distributions from:
Net investment income	(0.30)	(0.45)	(0.11)	—	(1.61)	—	(0.20)
Net realized gains	—	(0.00) [6]	(0.01)	(0.06)	—	(0.03)	—
Total distributions	(0.30)	(0.45)	(0.12)	(0.06)	(1.61)	(0.03)	(0.20)

Net asset value, end of period	$9.39	$9.25	$9.60	$9.14	$8.77	$9.93	$9.75
Total return[7]	4.76%	1.03%	6.28%	4.95%	4.49%	2.11%	3.89%

Net assets, end of period (000s)	$100,395	$89,467	$76,609	$80,305	$104,362	$205,654	$177,308

Ratios to average net assets:
Gross expenses	0.74%[8]	0.76%	0.78%	0.70%	0.62%[8]	0.59%	0.64%
Net expenses[9,10]	0.68 [8,11]	0.72	0.74	0.66	0.58 [8]	0.55	0.55
Net investment income	1.90 [8]	2.48	2.59	2.70	3.20 [8]	3.70	3.70

Portfolio turnover rate	35%	132%	92%	87%	52%[12]	68%	118%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	For the six months ended June 30, 2012 (unaudited).

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	Per share amounts have been calculated using the average shares method.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

Effective May 1, 2012, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager had contractually agreed to waive fees and /or reimburse operating expenses at an annual rate of 0.04%.

[12]	Not annualized.

See Notes to Financial Statements.

18	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Non-U.S. Opportunity Bond Fund (formerly known as Western Asset Non-U.S. Opportunity Bond Portfolio) (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective August 1, 2012, the Fund changed its name to Western Asset Global Government Bond Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing service use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	19

Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$76,930,524	—	$76,930,524
Corporate bonds & notes	—	5,582,060	—	5,582,060
Non-U.S. treasury inflation protected securities	—	3,441,868	—	3,441,868
Purchased options	$66,869	1,535	—	68,404
Total long-term investments	$66,869	$85,955,987	—	$86,022,856
Short-term investments†	—	4,367,000	—	4,367,000
Total investments	$66,869	$90,322,987	—	$90,389,856
Other financial instruments:
Futures contracts	$664,244	—	—	$664,244
Forward foreign currency contracts	—	$3,936,637	—	3,936,637
Total other financial instruments	$664,244	$3,936,637	—	$4,600,881
Total	$731,113	$94,259,624	—	$94,990,737

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$36,531	—	—	$36,531
Written options on futures	21,298	—	—	21,298
Futures contracts	126,740	—	—	126,740
Forward foreign currency contracts	—	$1,122,716	—	1,122,716
Total	$184,569	$1,122,716	—	$1,307,285

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	21

amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security pur-

22	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

chased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	23

losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

24	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

As of June 30, 2012, the Fund held written options, written options on futures and forward foreign currency contracts with credit related contingent features which had a liability position of $1,180,545. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012, no provision for

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	25

income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company Limited (“Western Asset Limited”) is the investment adviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset Limited. LMPFA, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 0.95%, 1.70%, 1.20% and 0.65% for Class A, Class C, Class R and Class I shares, respectively. These arrangements cannot be terminated prior to December 31, 2013 without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager had agreed to waive fees and/or reimburse operating expenses at an annual rate of 0.04% of the Fund’s average daily net assets attributable to Class I shares.

During the six months ended June 30, 2012, fees waived and/or expenses reimbursed amounted to $27,515.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the investment manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Effective July 1, 2012, the investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the investment manager recapture any amount that would result on any particular business day of the Fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect.

26	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Pursuant to the new arrangements, at June 30, 2012, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class I
Expires December 31, 2014	$14,555

For the six months ended June 30, 2012, LPMFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason serves as the distributor of the Fund’s shares.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2012, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2012, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Director of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$43,687,798
Sales	30,023,207

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,738,174
Gross unrealized depreciation	(2,511,799)
Net unrealized appreciation	$1,226,375

At June 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-day eurodollar	71	3/13	$17,605,506	$17,656,813	$51,307
90-day eurodollar	38	6/13	9,421,274	9,447,750	26,476
Japan Govt Bond 10-year futures	2	9/12	3,586,434	3,595,171	8,737
U.S. treasury 5-year notes	62	9/12	7,711,108	7,686,063	(25,045)
U.S. treasury ultra long-term bonds	72	9/12	11,813,422	12,012,750	199,328
United Kingdom long gilt bonds	8	9/12	1,486,733	1,492,354	5,621
					266,424

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	27

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
German euro bund	51	9/12	$9,389,885	$9,093,751	$296,134
U.S. treasury 10-year notes	245	9/12	32,575,180	32,676,875	(101,695)
U.S. treasury 30-year bonds	72	9/12	10,730,391	10,653,750	76,641
					271,080
Net unrealized gain on open futures contracts					$537,504

Options on futures which trade on the Eurex and Liffe exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At June 30, 2012, the Fund had the following open options on futures contracts:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
German Euro Bund	17	$138.50	8/24/2012	$(26,642)	$(21,298)	$5,344

During the six months ended June 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	2,552	$1,875,440
Options closed	(1,327)	(1,217,515)
Options exercised	—	—
Options expired	(1,191)	(623,004)
Written options, outstanding as of June 30, 2012	34	$34,921

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	Citibank, N.A.	1,860,000	$918,322	8/8/12	$(16,492)
Malaysian Ringgit	JPMorgan Chase & Co.	1,200,000	376,859	8/8/12	(11,642)
South Korean Won	Deutsche Bank AG	1,057,208,000	920,445	8/8/12	4,360
Australian Dollar	Barclays Bank PLC	800,000	814,958	8/16/12	(3,034)
Australian Dollar	Deutsche Bank AG	980,533	998,866	8/16/12	46,955
Australian Dollar	UBS AG	4,635,980	4,722,661	8/16/12	16,214
British Pound	Barclays Bank PLC	382,060	598,286	8/16/12	(643)
British Pound	Citibank, N.A.	573,605	898,235	8/16/12	(26,669)
British Pound	JPMorgan Chase & Co.	5,033,000	7,881,412	8/16/12	(252,510)
British Pound	UBS AG	4,390,843	6,875,828	8/16/12	(218,457)

28	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: (continued)
Canadian Dollar	Deutsche Bank AG	3,003,498	$2,946,836	8/16/12	$(91,773)
Canadian Dollar	JPMorgan Chase & Co.	793,165	778,202	8/16/12	6,625
Canadian Dollar	Morgan Stanley & Co., Inc	1,790,000	1,756,231	8/16/12	(54,813)
Canadian Dollar	UBS AG	395,515	388,054	8/16/12	(10,896)
Danish Krone	JPMorgan Chase & Co.	4,286,573	730,635	8/16/12	(26,549)
Danish Krone	UBS AG	4,436,174	756,134	8/16/12	(27,421)
Euro	Deutsche Bank AG	400,000	506,427	8/16/12	8,984
Euro	Royal Bank of Scotland PLC	550,000	696,337	8/16/12	(2,868)
Japanese Yen	Barclays Bank PLC	14,645,093	183,340	8/16/12	774
Japanese Yen	Credit Suisse First Boston Inc.	63,714,509	797,632	8/16/12	4,161
Japanese Yen	Deutsche Bank AG	20,122,558	251,911	8/16/12	1,091
Japanese Yen	Morgan Stanley & Co., Inc	27,189,240	340,378	8/16/12	1,449
Mexican Peso	Deutsche Bank AG	14,160,000	1,056,362	8/16/12	35,269
Norwegian Krone	Citibank, N.A.	936,140	157,086	8/16/12	(3,318)
Norwegian Krone	Goldman Sachs Group Inc.	4,750,000	797,061	8/16/12	(24,759)
Norwegian Krone	JPMorgan Chase & Co.	11,795,010	1,979,231	8/16/12	(2,524)
Norwegian Krone	UBS AG	6,237,866	1,046,729	8/16/12	(33,159)
Polish Zloty	Citibank, N.A.	5,164,287	1,540,647	8/16/12	24,450
Polish Zloty	Citibank, N.A.	3,674,000	1,096,054	8/16/12	65,305
Polish Zloty	UBS AG	7,000,000	2,088,289	8/16/12	(83,668)
Swedish Krona	Credit Suisse First Boston Inc.	12,241,600	1,766,408	8/16/12	(38,060)
Swedish Krona	JPMorgan Chase & Co.	13,636,444	1,967,678	8/16/12	(37,372)
Turkish Lira	JPMorgan Chase & Co.	1,824,374	997,855	8/16/12	17,167
					(733,823)
Contracts to Sell:
Malaysian Ringgit	JPMorgan Chase & Co.	1,200,000	376,859	8/8/12	(2,327)
Australian Dollar	Citibank, N.A.	2,801,480	2,853,860	8/16/12	(41,567)
Australian Dollar	Goldman Sachs Group Inc.	2,671,399	2,721,347	8/16/12	5,069
Australian Dollar	JPMorgan Chase & Co.	110,000	112,057	8/16/12	(384)
Australian Dollar	Morgan Stanley & Co., Inc	1,360,000	1,385,428	8/16/12	7,075
British Pound	Barclays Bank PLC	370,000	579,400	8/16/12	19,343
British Pound	Barclays Bank PLC	630,000	986,547	8/16/12	29,977
British Pound	Credit Suisse First Boston Inc.	2,451,598	3,839,073	8/16/12	123,114
British Pound	Deutsche Bank AG	8,973,469	14,051,978	8/16/12	453,231
British Pound	Goldman Sachs Group Inc.	250,000	391,487	8/16/12	12,546
British Pound	Societe Generale	500,000	782,974	8/16/12	25,789
Canadian Dollar	Citibank, N.A.	2,490,320	2,443,339	8/16/12	49,037
Canadian Dollar	Credit Suisse First Boston Inc.	1,056,329	1,036,402	8/16/12	33,890
Canadian Dollar	Goldman Sachs Group Inc.	1,823,792	1,789,386	8/16/12	50,329
Canadian Dollar	JPMorgan Chase & Co.	580,772	569,816	8/16/12	16,491
Canadian Dollar	JPMorgan Chase & Co.	1,020,000	1,000,757	8/16/12	17,928
Canadian Dollar	JPMorgan Chase & Co.	2,128,000	2,087,855	8/16/12	(24,099)
Danish Krone	Citibank, N.A.	8,205,016	1,398,523	8/16/12	36,924
Euro	Barclays Bank PLC	2,045,000	2,589,107	8/16/12	100,139

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	29

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: (continued)
Euro	BNP Paribas PLC	2,900,000	$3,671,595	8/16/12	$142,482
Euro	Citibank, N.A.	2,237,911	2,833,346	8/16/12	76,879
Euro	Credit Suisse First Boston Inc.	4,026,428	5,097,728	8/16/12	208,842
Euro	Deutsche Bank AG	200,000	253,213	8/16/12	749
Euro	Deutsche Bank AG	400,000	506,427	8/16/12	(6,179)
Euro	Deutsche Bank AG	9,696,966	12,277,011	8/16/12	498,772
Euro	Goldman Sachs Group Inc.	10,480,531	13,269,056	8/16/12	510,641
Euro	JPMorgan Chase & Co.	3,012,633	3,814,196	8/16/12	143,865
Euro	Morgan Stanley & Co., Inc	9,850,585	12,471,502	8/16/12	489,208
Euro	Royal Bank of Scotland PLC	680,000	860,926	8/16/12	31,927
Euro	UBS AG	350,000	443,123	8/16/12	(3,261)
Euro	UBS AG	3,965,724	5,020,872	8/16/12	188,847
Japanese Yen	Citibank, N.A.	776,065,748	9,715,446	8/16/12	8,957
Japanese Yen	Goldman Sachs Group Inc.	390,739,919	4,891,612	8/16/12	(10,261)
Japanese Yen	JPMorgan Chase & Co.	85,211,795	1,066,753	8/16/12	(3,401)
Japanese Yen	UBS AG	694,533,127	8,694,752	8/16/12	(23,385)
Mexican Peso	Citibank, N.A.	13,740,000	1,025,029	8/16/12	(11,867)
Norwegian Krone	Deutsche Bank AG	12,272,804	2,059,406	8/16/12	72,762
Norwegian Krone	JPMorgan Chase & Co.	11,446,211	1,920,702	8/16/12	58,573
Polish Zloty	Citibank, N.A.	12,802,064	3,819,202	8/16/12	113,240
Polish Zloty	Deutsche Bank AG	8,875,343	2,647,755	8/16/12	126,310
Swedish Krona	Deutsche Bank AG	13,680,000	1,973,963	8/16/12	(29,358)
Swedish Krona	UBS AG	12,250,000	1,767,620	8/16/12	33,321
Turkish Lira	JPMorgan Chase & Co.	1,824,374	997,855	8/16/12	17,576
					3,547,744
Net unrealized gain on open forward foreign currency contracts					$2,813,921

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2012.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$68,404	—	$68,404
Futures contracts[3]	664,244	—	664,244
Forward foreign currency contracts	—	$3,936,637	3,936,637
Total	$732,648	$3,936,637	$4,669,285

30	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$36,531	—	$36,531
Written options on futures[3]	21,298	—	21,298
Futures contracts[3]	126,740	—	126,740
Forward foreign currency contracts	—	$1,122,716	1,122,716
Total	$184,569	$1,122,716	$1,307,285

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts and certain options on futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options	$(753,304)	$39,702	$(713,602)
Written options	491,445	—	491,445
Futures contracts	(259,063)	—	(259,063)
Forward foreign currency contracts	—	3,040,195	3,040,195
Total	$(520,922)	$3,079,897	$2,558,975

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options	$35,253	$(41,475)	$(6,222)
Written options	3,734	—	3,734
Futures contracts	691,476	—	691,476
Forward foreign currency contracts	—	(379,950)	(379,950)
Total	$730,463	$(421,425)	$309,038

During the six months ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$119,785
Written options	211,962
Forward foreign currency contracts (to buy)	55,130,105
Forward foreign currency contracts (to sell)	143,907,563
Futures contracts (to buy)	63,516,020
Futures contracts (to sell)	49,175,435

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	31

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each respective class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees	Shareholder Reports‡
Class A†	$4	$4	$0	*
Class C†	17	4	0	*
Class R†	9	4	0	*
Class I	—	36,161	9,514
Total	$30	$36,173	$9,514

†	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

*	Amount represents less than $1.

‡	For the period January 1, 2012 through May 31, 2012, unless otherwise noted. Subsequent to May 31, 2012, these expenses were accrued as common fund expenses.

For the six months ended June 30, 2012, waivers and and/or expense reimbursements by class were as follows:

	Service and/or Distribution Fees Waived	Waivers/ Expense Reimbursements
Class A†	$2	—
Class C†	2	—
Class R†	2	—
Class I	—	$27,515
Total	$6	$27,515

†	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

6. Distributions to shareholders by class

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A†	$312	—
Class C†	312	—
Class R†	312	—
Class I	3,218,276	$4,509,201
Total	$3,219,212	$4,509,201

†	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

32	Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Net Realized Gains
Class A†	—	—
Class C†	—	—
Class R†	—	—
Class I	—	$10,010
Total	—	$10,010

†	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

7. Capital shares

At June 30, 2012, the Corporation had 37.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A†
Shares sold	1,046	$10,000	—	—
Shares issued on reinvestment	33	312	—	—
Net increase	1,079	$10,312	—	—
Class C†
Shares sold	1,046	$10,000	—	—
Shares issued on reinvestment	33	312	—	—
Net increase	1,079	$10,312	—	—
Class R†
Shares sold	1,046	$10,000	—	—
Shares issued on reinvestment	33	312	—	—
Net increase	1,079	$10,312	—	—
Class I
Shares sold	2,640,755	$25,183,876	6,607,914	$63,101,776
Shares issued on reinvestment	128,818	1,203,156	221,166	2,063,294
Shares repurchased	(1,752,219)	(16,711,721)	(5,137,375)	(48,750,673)
Net increase	1,017,354	$9,675,311	1,691,705	$16,414,397

†	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

8. Capital loss carryforward

As of December 31, 2011, the Fund had a net capital loss carryforward of approximately $1,114,434 does not expire. This amount will be available to offset any future taxable capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Western Asset Non-U.S. Opportunity Bond Fund 2012 Semi-Annual Report	33

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Western Asset

Non-U.S. Opportunity Bond Fund

Directors

William E. B. Siart Chairman

R. Jay Gerken

President

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Non-U.S. Opportunity Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Non-U.S. Opportunity Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Non-U.S. Opportunity Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012833 8/12 SR12-1736

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken President of
Western Asset Funds, Inc.

Date:	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President of
Western Asset Funds, Inc.

Date:	August 23, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer
Western Asset Funds, Inc.

Date:	August 23, 2012